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                                                                    EXHIBIT 23.1


INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in this Registration Statement of
W. H. Brady Co. on Form S-8 of our reports dated September 8, 1997, appearing in and incorporated be reference in the Annual Report on Form 10-K of W. H. Brady Co. for the year ended July 31, 1997.


Deloitte & Touche LLP

DELOITTE & TOUCHE LLP
Milwaukee, Wisconsin

January 16, 1998